Exhibit 10.1

AMENDMENT NO. 1 TO THE

CREDIT AGREEMENT

Dated as of March 15, 2010

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this "Amendment")among Allure of the Seas Inc., a Liberian corporation (the "Borrower"), Royal Caribbean Cruises Ltd., a Liberian corporation (the "Guarantor" and, together with the Borrower, the "Loan Parties"), the various financial institutions as are parties to the Credit Agreement referred to below (collectively, the "Lenders"), and Skandinaviska Enskilda Banken AB (publ), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

PRELIMINARY STATEMENTS:

(1)       The Loan Parties, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of March 15, 2010 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(3)      The Loan Parties have requested and the Required Lenders have agreed that the Credit Agreement be amended, upon the terms and subject to the conditions set forth herein, and Finnvera has consented to such amendment.

NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of the date hereof, Schedule I of the Credit Agreement is hereby amended and restated in full to read as set forth in Exhibit A hereto.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, (i) Finnvera has consented to this Amendment and delivered a duly authorized and executed signature page to the Administrative Agent or its counsel evidencing such consent and (ii) the Loan Parties and the Required Lenders have delivered a duly authorized and executed signature page to this Amendment to the Administrative Agent or its counsel.

SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Restatement Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes, the Pledge Agreement and the Finnvera Guarantee to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)       The Credit Agreement and the Finnvera Guarantee, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)       The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, Finnvera or the Administrative Agent under the Credit Agreement or the Finnvera Guarantee or constitute a waiver of any provision of the Credit Agreement or the Finnvera Guarantee.

SECTION 4. Costs and Expenses. The Guarantor agrees to pay on demand all reasonable costs and expenses of the Administrative Agent, the Lenders and Finnvera in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 12.3 of the Credit Agreement.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLURE OF THE SEAS INC., as Borrower

By: /s/ Antje M. Gibson

Title: Vice President and Treasurer

ROYAL CARIBBEAN CRUISES LTD., as Guarantor

By: /s/ Antje M. Gibson

Title: Vice President of Treasury

NYDOCS03/905268	RCCL ALLURE CREDIT AGREEMENT AMENDMENT NO. 1

SKANDINAVISKA ENSKILDA BANKEN AB (publ), as Administrative Agent

By: /s/ David Lockie

Title: Legal Counsel

By: /s/ Egil Aarrestad

Title: Senior Client Executive

NYDOCS03/905268	RCCL ALLURE CREDIT AGREEMENT AMENDMENT NO. 1

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as Lender

By: /s/ David Lockie

Title: Legal Counsel

By: /s/ Egil Aarrestad

Title: Senior Client Executive

NYDOCS03/905268	RCCL ALLURE CREDIT AGREEMENT AMENDMENT NO. 1

NORDEA BANK FINLAND, NEW YORK BRANCH, as Lender

By: /s/ Colleen Durkin

Title: First Vice President

By: /s/ Martin Lunder

Title: Senior Vice President

NYDOCS03/905268	RCCL ALLURE CREDIT AGREEMENT AMENDMENT NO. 1

FORTIS BANK SA/NV, as Lender

By: /s/ Tim Lamey

Title: Head of Nordic ECA origination

By: /s/ Michel Froidebise

Title: Executive Director Nordic origination

NYDOCS03/905268	RCCL ALLURE CREDIT AGREEMENT AMENDMENT NO. 1

CITIBANK EUROPE PLC, as Lender

By: /s/ Chris Perrins

Title: Vice President

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Referring to Clause 4.10 of the General Conditions for Buyer Credit Guarantees, dated 1 March 2004 (the "General Conditions "), applicable to the Finnvera Guarantee, Finnvera hereby, without prejudice to Clause 4.2 of the General Conditions, gives its consent to this Amendment to the Credit Agreement.

FINNVERA PLC

By: /s/ Tuukka Andersen

Title: Vice President

By: /s/ Tiina Tuominen

Title: Senior Legal Counsel

NYDOCS03/905268	RCCL ALLURE CREDIT AGREEMENT AMENDMENT NO. 1

Exhibit A

to Amendment No. 1 to the Credit Agreement

SCHEDULE I

DISCLOSURE SCHEDULE

     Item 6.9 (b): Vessels

Vessel	Owner	Flag
Sovereign	Pullmantur Cruises Sovereign Limited	Malta
Empress	Pullmantur Cruises Empress Limited	Malta
Monarch of the Seas	Monarch of the Seas Inc.	Bahamas
Majesty of the Seas	Majesty of the Seas Inc.	Bahamas
Grandeur of the Seas	Grandeur of the Seas Inc.	Bahamas
Rhapsody of the Seas	Rhapsody of the Seas Inc.	Bahamas
Enchantment of the Seas	Enchantment of the Seas Inc.	Bahamas
Vision of the Seas	Vision of the Seas Inc.	Bahamas
Voyager of the Seas	Voyager of the Seas Inc.	Bahamas
Pacific Dream	Pullmantur Cruises Pacific Dream Limited	Malta
Zenith	Pullmantur Cruises Zenith Ltd.	Malta
Celebrity Century	Blue Sapphire Marine Inc.	Bahamas
Mariner of the Seas	Mariner of the Seas Inc.	Bahamas
Celebrity Mercury	Seabrook Maritime Inc.	Bahamas
Celebrity Millennium	Millennium Inc.	Malta
Explorer of the Seas	Explorer of the Seas Inc.	Bahamas
Celebrity Infinity	Infinity Inc.	Malta
Radiance of the Seas	Radiance of the Seas Inc.	Bahamas
Celebrity Summit	Summit Inc.	Malta
Adventure of the Seas	Adventure of the Seas Inc.	Bahamas
Navigator of the Seas	Navigator of the Seas Inc.	Bahamas
Celebrity Constellation	Constellation Inc.	Malta
Serenade of the Seas	Serenade of the Seas Inc.	Bahamas
Jewel of the Seas	Jewel of the Seas Inc.	Bahamas
Celebrity Xpedition	Islas Galapagos Turismo y Vapores CA	Ecuador
Legend of the Seas	Legend of the Seas Inc.	Bahamas
Splendour of the Seas	Splendour of the Seas Inc.	Bahamas

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Vessel	Owner	Flag
Freedom of the Seas	Freedom of the Seas Inc.	Bahamas
Azamara Journey	Azamara Journey Inc.	Malta
Azamara Quest	Azamara Quest Inc.	Malta
Sky Wonder	Pullmantur Cruises Sky Wonder, Ltd.	Malta
Bleu de France	CDF Bleu de France Limited	Malta
Liberty of the Seas	Liberty of the Seas Inc.	Bahamas
Ocean Dream	Pullmantur Cruises Atlantic Ltd.	Malta
Independence of the Seas	Independence of the Seas Inc.	Bahamas
Celebrity Solstice	Celebrity Solstice Inc.	Malta
Celebrity Equinox	Celebrity Equinox Inc.	Malta
Oasis of the Seas	Oasis of the Seas Inc.	Bahamas

   Item 6.10: Subsidiaries

Name of the Subsidiary	Jurisdiction of Organization
Jewel of the Seas Inc.*	Liberia
Sovereign of the Seas Shipping Inc.	Liberia
Nordic Empress Shipping Inc.	Liberia
Majesty of the Seas Inc.*	Liberia
Monarch of the Seas Inc.*	Liberia
Admiral Management Inc.	Liberia
GG Operations Inc.	Delaware
Island for Science Inc.	Indiana
Labadee Investments Ltd.	Cayman Islands
Societe Labadee Nord, S.A.	Haiti
Royal Caribbean Cruise Line A/S	Norway
Royal Caribbean Merchandise Inc.	Florida
Eastern Steamship Lines Inc.	Liberia
Grandeur of the Seas Inc.*	Liberia
Enchantment of the Seas Inc.*	Liberia
Rhapsody of the Seas Inc.*	Liberia
Vision of the Seas Inc.*	Liberia

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Name of the Subsidiary	Jurisdiction of Organization
Voyager of the Seas Inc.*	Liberia
Explorer of the Seas Inc.*	Liberia
Royal Celebrity Tours Inc.	Delaware
White Sand Inc.	Liberia
Radiance of the Seas Inc.*	Liberia
Adventure of the Seas Inc.*	Liberia
RCL (UK) Ltd.	U.K.
Navigator of the Seas Inc.*	Liberia
Northwest Adventures Inc.	Delaware
Serenade of the Seas Inc.*	Liberia
Royal Beverage Cruise Sales LLC	Delaware
Mariner of the Seas Inc.*	Liberia
Beverage Cruise Sales LLC	Texas
Celebrity Cruise Lines Inc.	Cayman Islands
Celebrity Cruises Holdings Inc.	Liberia
Seabrook Maritime Inc.*	Liberia
Esker Marine Shipping Inc.	Liberia
Blue Sapphire Marine Inc.*	Liberia
Fantasia Cruising Inc.	Liberia
Celebrity Cruises Inc.	Liberia
Zenith Shipping Corporation	Liberia
Millennium Inc.*	Liberia
Infinity Inc.*	Liberia
Summit Inc.*	Liberia
Constellation Inc.*	Liberia
Galapagos Cruises Inc.	Liberia
Islas Galapagos Turismo y Vapores C.A.*	Ecuador
Cape Liberty Cruise Port LLC	Delaware
Legend of the Seas Inc.*	Liberia
Splendour of the Seas Inc.*	Liberia
RCL Investments Ltd.	U.K.
Tenth Avenue Holdings, S.A. de C.V.	Mexico
The Scholar Ship Program LLC	Delaware

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Name of the Subsidiary	Jurisdiction of Organization
Royal Caribbean Cruises Espana S.L.	Spain
Puerto de Cruceros y Marina de las Islas de la Bahia, S.A. de CV.	Honduras
Freedom of the Seas Inc.*	Liberia
RCL Holdings Cooperatief U.A.	The Netherlands
Pullmantur S.A.	Spain
Pullmantur Cruises, S.L.	Spain
Pullmantur Cruises Oceanic Ltd.	Malta
Pullmantur Cruises Blue Dream Ltd.	Malta
Pullmantur Cruises Blue Moon, Ltd.	Malta
Pullmantur Cruises Sky Wonder, Ltd.*	Malta
CDF Bleu de France Limited*	Malta
Pullmantur Cruises Ship Management Ltd.	Malta
Pullmantur Ship Management Ltd.	Bahamas
Pullmantur -Turismo E Viagens Unipessoal, LDA.	Portugal
Royal Caribbean Holdings de Espana S.L.	Spain
Royal Caribbean Cruises (Asia) Pte. Ltd	Singapore
Azamara Journey Inc.*	Liberia
Azamara Quest Inc.*	Liberia
Pullmantur Cruises Zenith Limited*	Malta
Pullmantur Cruises Empress Limited*	Malta
Pullmantur Cruises Atlantic Limited*	Malta
Liberty of the Seas Inc.*	Liberia
CDF Croisieres de France S.A.S.	France
RCL Holdings St. Lucia Limited	St. Lucia
St. Kitts Development Company Limited	St. Lucia
Independence of the Seas Inc.*	Liberia
St. Maarten Quarter Development Company N.V.	St. Maarten
Celebrity Solstice Inc.*	Liberia
Oasis of the Seas Inc.*	Liberia
Royal Caribbean Cruzeiros (Brasil) Ltda.	Brazil
Celebrity Eclipse Inc.	Liberia
Celebrity Equinox Inc.*	Liberia
Celebrity Solstice IV Inc.	Liberia

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Name of the Subsidiary	Jurisdiction of Organization
Celebrity Solstice V Inc.	Liberia
Cruises Turismo Mexico, S.A. de C.V.	Mexico
Pullmantur Cruises Pacific Dream Limited*	Malta
Pullmantur Cruises Sovereign Limited*	Malta
Royal Caribbean Cruises (Australia) Pty. Ltd.	Australia
Sunshine Cruise Holidays Ltd.	U.K.
Falmouth Development Company Limited	St. Lucia
Falmouth Land Company Limited	St. Lucia
Falmouth Port Company Limited	St. Lucia
Falmouth Jamaica Development Company Limited	Jamaica
Falmouth Jamaica Land Company Limited	Jamaica
Falmouth Jamaica Port Company Limited	Jamaica
Allure of the Seas Inc.	Liberia
Cruise 1st Australia Pty Ltd.	Australia
* Shipholding companies

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